UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2017

CBRE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 South Hope Street 25th Floor Los Angeles, California	90071
(Address of Principal Executive Offices)	(Zip Code)

(213) 613-3333

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

This Current Report on Form 8-K is filed by CBRE Group, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)    On November 14, 2017, the Board of Directors of the Company (the “Board”) appointed Arlin E. Gaffner as the Company’s Senior Vice President and Chief Accounting Officer, effective November 17, 2017. Mr. Gaffner will also continue to serve as the Chief Financial Officer of the Company’s Americas business. Additional information about Mr. Gaffner may be found in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 27, 2017.

Effective November 1, 2017, Mr. Gaffner will earn an annual salary of $400,000 (prorated for any partial periods), be eligible for an annual target bonus of $400,000 (prorated for any partial periods) and an annual target equity award of $350,000. Mr. Gaffner will also be eligible to receive a $300,000 retention bonus, payable January 31, 2019, subject to the execution of a standard restrictive covenants agreement.

(d)    On November 14, 2017, the Board appointed Sanjiv Yajnik to the Board, effective November 14, 2017, to serve until the Company’s 2018 annual meeting of stockholders. There is no arrangement or understanding between Mr. Yajnik and any other person pursuant to which the Board selected Mr. Yajnik as a director, and Mr. Yajnik has not participated in any “related-party transactions” with the Company as set forth in Item 404(a) of Regulation S-K. The Board has also determined that Mr. Yajnik is “independent” as defined under New York Stock Exchange and SEC rules and guidance as well as under the Board’s Corporate Governance Guidelines and its Categorical Independence Standards.

Mr. Yajnik will receive the Company’s standard compensation package for non-employee directors. A description of this standard compensation package can be found in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on April 4, 2017. Mr. Yajnik and the Company will also enter into the Company’s standard form of Indemnification Agreement for members of its Board.

Item 7.01	Regulation FD Disclosure.

On November 16, 2017, the Company issued a press release announcing the appointment of Mr. Yajnik to the Board. A copy of that press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 hereto) is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1*	Press Release announcing the appointment of Sanjiv Yajnik as a Director of the Company, dated November 16, 2017.

*	Furnished herewith.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2017	CBRE GROUP, INC.

	By:	/s/ JAMES R. GROCH
James R. Groch
Chief Financial Officer